HARRIS CORPORATION
POWER OF ATTORNEY

	Know all by these presents,

that the undersigned hereby makes, constitutes and appoints each of S.T.

Mikuen, or C.H. Tumser, any one signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)	execute for and on behalf of
the
undersigned, in the undersigned's capacity as an officer and/or director of
Harris Corporation (the "Company"), Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

(2)	do
and perform any
and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 and 5 and any other forms, complete and execute any amendment or amendment thereto, and timely file such form with the United States
Securities and Exchange Commission
and any stock exchange or similar
authority; and

(3)	take any other
action of any type whatsoever in
connection with the foregoing which, in
the opinion of such
attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby
grants
to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

	This Power of Attorney shall
remain in full
force and effect until the undersigned is no longer required to file Forms
3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the SEC as a confirming statement of authority granted herein.

	In
witness whereof,
the undersigned has signed this Power of Attorney as of the 27th day of
August, 2005.

Terry D. Growcock

____________________________
Name
(printed)


/s/ Terry D.
Growcock
____________________________

Signature